UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 28, 2010
Cerner Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-15386	43-1196944

(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117

(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
On May 28, 2010, the Board of Directors of Cerner Corporation (the “Company”) adopted and authorized, and Company management entered into, form Indemnification Agreements (the “Agreements”) with each of its directors and Section 16 Officers (the “Indemnitees”), providing the Indemnitees with indemnification rights in consideration of the Indemnitee’s acceptance of and/or continued service in his/her position as a director and/or an executive officer with the Company. The Agreements provide for Cerner to hold harmless and indemnify each Indemnitee, to the fullest extent permitted by Delaware law and in accordance with the Company’s Bylaws, Articles of Incorporation and the Agreement.
These Agreements are substantially similar to the indemnification agreements entered into with the Company’s directors in prior years and this 2010 Form Indemnification Agreement has been updated to clarify: i) that the termination of any proceeding shall not automatically create a presumption that the Indemnitee to be indemnified did not act in good faith or that the Indemnitee’s conduct was unlawful and ii) the circumstances under which the Company may indemnify the Indemnitee, despite the Indemnitee having been found to be liable to the Company. These Agreements supersede all previous agreements of a similar nature.
The foregoing description of the Agreements do not purport to be a complete statement of the parties’ rights and obligations under the Agreements and the transactions contemplated thereby. The above description is qualified in its entirety by reference to the Form Indemnification Agreement which is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Cerner Corporation (the “Company”) held its Annual Shareholders’ Meeting on May 28, 2010. The shareholders considered and voted on three proposals submitted for shareholder vote, each of which is described in detail in the Company’s 2010 Proxy Statement. The following is a brief description of the matters voted on at the Annual Shareholders’ Meeting and the final results of such voting:
Proposal No. 1 — The election of two Class III Directors, Gerald E. Bisbee, Jr., Ph.D. and Linda M. Dillman, each to serve for a three year term:
Final Results: Gerald E. Bisbee, Jr., Ph.D. and Linda M. Dillman have been elected as Class III Directors.

	For	Withheld
Gerald E. Bisbee, Jr., Ph.D	66,786,399	2,272,870
Linda M. Dillman	68,630,667	428,602

Proposal No. 2 — The ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for 2010:
Final Results: The shareholders ratified the appointment of KPMG LLP as independent registered public accounting firm of the Company for 2010.

	For	Against	Abstain
KPMG LLP	74,389,234	2,607,650	92,489
Proposal No. 3 — Re-approval of the Company’s Amended and Restated Performance-Based Compensation Plan:
Final Results: The Company’s Amended and Restated Performance-Based Compensation Plan has been approved by the shareholders.

	For	Against	Abstain
Performance-Based Compensation Plan	74,169,612	2,781,713	138,048
Item 9.01 Financial Statements and Exhibits.
     c) Exhibits

99.1	2010 Indemnification Agreement Form.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION
Date: June 3, 2010	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	2010 Indemnification Agreement Form.